                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004




                                   FORM 8-K

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 16, 1996
                                                --------------------------------


               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Illinois                         0-16888                      36-3498223
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                  (IRS Employer
     of incorporation)              File Number)             Identification No.)


Two North Riverside Plaza, Chicago, Illinois                       60606-2607
--------------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code         (312) 207-0020
                                                  ------------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)



                      This document consists of 40 pages.

                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
-------  --------------------

First Capital Income and Growth Fund - Series XII (the "Registrant"), through a subsidiary, sold its interest in the real property commonly known as Equitable Building, a 217,638 square foot office building located in Des Moines, Iowa (the "Property") to EIB Acquisition, LLC.

The closing of this transaction occurred on October 16, 1996. The Property was sold to an unrelated party pursuant to arm's-length negotiations. The sale price was $7,000,000. The Registrant received sale proceeds of approximately $579,000, which was net of closing prorations, selling expenses and funds utilized to repay the outstanding mortgage on the Property. The Partnership has added the sales proceeds to its working capital reserves.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------- --------------------------------------------

        (page 5)  Pro Forma Financial Information


        Exhibits

        2.1 (page 10) Agreement of Purchase and Sale, executed August __, 1996, between First Capital Series XII - Equitable, L.L.C. ("Seller"), a Delaware limited liability company and EIB Acquisition, LLC ("Purchaser"), an a Delaware limited liability company;

        2.2 (page 27) First Amendment to Agreement of Purchase and Sale, executed August __, 1996, between Seller and Purchaser;

        2.3 (page 28) Second Amendment to Agreement of Purchase and Sale, executed October 7, 1996, between Seller and Purchaser;

        2.4 (page 30) Third Amendment to Agreement of Purchase and Sale, executed October 8, 1996, between Seller and Purchaser;

        2.5 (page 32) Closing Statement, dated October 16, 1996, between Seller and Purchaser.

No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                             By: FIRST CAPITAL FINANCIAL CORPORATION
                                 As General Partner

October 30, 1996             By: /s/ NORMAN M. FIELD
----------------                ------------------------------------
    (Date)                           NORMAN M. FIELD
                                 Vice President - Finance and Treasurer

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of the Property had occurred on June 30, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the six months ended June 30, 1996 has been presented as if the sale of the Property had occurred on December 31, 1995. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1995 has been presented as if the sale of the Property had occurred on December 31, 1994. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership, exclusive of the Property have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1994 and 1995 and June 30, 1996, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)


                                                   ASSETS

                                                                 Current       Previous     Pro Forma
                                                  June 30,      Pro Forma      Pro Forma     Balance
                                                    1996       Adjustments    Adjustments     Sheet
                                                 -----------   -----------    -----------   -----------
Investment in commercial rental properties:
  Land                                           $14,678,900     ($807,100)    ($796,900)   $13,074,900
  Buildings and improvements                      89,766,700    (9,697,600)   (7,027,500)    73,041,600
                                                 -----------   -----------    ----------     ----------

                                                 104,445,600   (10,504,700)   (7,824,400)    86,116,500
  Accumulated depreciation and amortization      (26,912,600)    4,074,400     3,043,000    (19,795,200)
                                                 -----------   -----------    ----------    -----------

  Total investment properties, net of
    accumulated depreciation and amortization     77,533,000    (6,430,300)   (4,781,400)    66,321,300

Cash and cash equivalents                          5,812,000       744,700       819,800      7,376,500
Restricted cash                                      100,000                                    100,000
Rents receivable                                     324,200       (25,500)       10,000        308,700
Escrow deposits                                    1,022,500      (165,700)                     856,800
Other assets (net of accumulated amortization
  on loan acquisition costs of $1,338,700,
  $141,500, $66,000 and $1,131,200, respectively     494,500       (94,700)      (25,200)       374,600
                                                 -----------   -----------    ----------    -----------

                                                 $85,286,200   ($5,971,500)  ($3,976,800)   $75,337,900
                                                 ===========   ===========    ==========    ===========

       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Mortgage loans payable                         $59,829,100   ($6,000,000)  ($4,673,700)   $49,155,400
  Front-End Fees Loan payable to General Partner  13,434,400                                 13,434,400
  Accounts payable and accrued expenses            3,094,600      (707,400)      (81,800)     2,305,400
  Due to Affiliates                                  168,400                        (700)       167,700
  Security deposits                                  326,800       (53,200)      (62,100)       211,500
  Other liabilities                                  152,200                                    152,200
                                                 -----------   -----------    ----------    -----------

                                                  77,005,500    (6,760,600)   (4,818,300)    65,426,600
                                                 -----------   -----------    ----------    -----------
Partners' capital:
  General Partner (deficit)                      (1,692,100)       789,100       841,500        (61,500)
  Limited Partners (1,000,000 Units
     issued,  949,843 Units outstanding)           9,972,800             0             0      9,972,800
                                                 -----------   -----------    ----------    -----------

                                                   8,280,700       789,100       841,500      9,911,300
                                                 -----------   -----------    ----------    -----------

                                                 $85,286,200   ($5,971,500)  ($3,976,800)   $75,337,900
                                                 ===========   ===========    ==========    ===========

The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

     (All dollars rounded to nearest 00s except per Unit and Unit amounts)

                                           Six Months Ended June 30, 1996
                              -------------------------------------------------------
                                                                           Pro Forma
                                Statement       Current      Previous      Statement
                                of Income      Pro Forma     Pro Forma     of Income
                               and Expenses   Adjustments   Adjustments  and Expenses
                               ------------   ----------    -----------  ------------
Income:
  Rental                        $8,937,300  ($2,027,100)    ($758,100)    $6,152,100
  Interest                         145,300       (5,000)         (600)       139,700
                                ----------  -----------     ---------     ----------

                                 9,082,600   (2,032,100)     (758,700)     6,291,800
                                ----------  -----------     ---------     ----------

Expenses:
  Interest:
    Affiliate                      505,200                                   505,200
    Nonaffiliates                2,220,100     (242,300)     (188,800)     1,789,000
  Depreciation and amortization  1,294,200       (9,700)      (14,900)     1,269,600
  Property operating:
    Affiliates                     565,000     (128,300)       (6,500)       430,200
    Nonaffiliates                1,241,200     (348,900)     (190,600)       701,700
  Real estate taxes              1,371,400     (237,900)      (61,800)     1,071,700
  Insurance - Affiliate             83,400      (18,300)       (5,300)        59,800
  Repairs and maintenance        1,222,600     (371,000)     (121,000)       730,600
  General and administrative:
    Affiliates                      29,100                                    29,100
    Nonaffiliates                  101,000                                   101,000
                                ----------  -----------     ---------     ----------

                                 8,633,200   (1,356,400)     (588,900)     6,687,900
                                ----------  -----------     ---------     ----------

Net income (loss)                 $449,400    ($675,700)    ($169,800)     ($396,100)
                                ==========  ===========     =========     ==========

Net income (loss) allocated
  to General Partner                $4,500      ($6,800)      ($1,700)       ($4,000)
                                ==========  ===========     =========     ==========

Net income (loss) allocated
  to Limited Partners             $444,900    ($668,900)    ($168,100)     ($392,100)
                                ==========  ===========     =========     ==========

Net income (loss) allocated to
  Limited Partners per Unit
  (949,843 Units outstanding)        $0.47       ($0.70)       ($0.18)        ($0.41)
                                ==========  ===========     =========     ==========

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

     (All dollars rounded to nearest 00s except per Unit and Unit amounts)


                                           Year Ended December 31, 1995
                                ------------------------------------------------------
                                                                             Pro Forma
                                                Current      Previous        Statement
                                 Statement     Pro Forma     Pro Forma       of Income
                                 of Income   Adjustments   Adjustments    and Expenses
                               and Expenses  (unaudited)   (unaudited)    (unaudited)
                               ------------- ------------  ------------   ------------
Income:
  Rental                         $17,433,800  ($3,845,500)  ($1,400,800)   $12,187,500
  Interest                           244,900      (11,500)       (2,300)       231,100
                                ------------  -----------   -----------    -----------

                                  17,678,700   (3,857,000)   (1,403,100)    12,418,600
                                ------------  -----------   -----------    -----------
Expenses:
  Interest:
    Affiliate                      1,090,000                                 1,090,000
    Nonaffiliates                  4,725,900     (490,300)     (401,000)     3,834,600
  Depreciation and amortization    4,068,200     (771,400)     (557,200)     2,739,600
  Property operating:
    Affiliates                     1,036,300     (298,800)      (22,400)       715,100
    Nonaffiliates                  2,277,600     (618,500)     (375,200)     1,283,900
  Real estate taxes                2,441,000     (435,200)     (123,500)     1,882,300
  Insurance - Affiliate              151,100      (40,000)      (12,300)        98,800
  Repairs and maintenance          2,322,500     (673,900)     (263,400)     1,385,200
  General and administrative:
    Affiliates                        66,600                                    66,600
    Nonaffiliates                    185,900                     (1,700)       184,200
  Provisions for value impairment 12,700,000   (2,500,000)                  10,200,000
                                ------------   ----------   -----------   ------------

                                  31,065,100   (5,828,100)   (1,756,700)    23,480,300
                                ------------   ----------   -----------   ------------

Net (loss)                      ($13,386,400)  $1,971,100   $   353,600   ($11,061,700)
                                ============   ==========   ===========   ============

Net (loss) allocated
  to General Partner               ($133,900)  $   19,700        $3,500      ($110,700)
                                ============   ==========   ===========   ============

Net (loss) allocated
  to Limited Partners           ($13,252,500)  $1,951,400      $350,100   ($10,951,000)
                                ============   ==========   ===========   ============

Net (loss) allocated to
  Limited Partners per Unit          ($13.89)       $2.05         $0.36        ($11.48)
                                ============   ==========   ===========   ============

Weighted average number
  of Units outstanding               953,845      953,845       953,845        953,845
                                ============   ==========   ===========   ============

The accompanying notes are an integral part of the pro forma financial statements

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               FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses

     1) For the purpose of the Pro Forma Balance Sheet:

        a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of June 30, 1996 to reflect the sale of the Registrant's interest in the Property and other property sold after June 30, 1996.

        b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the sales of the Property and other property sold after June 30, 1996.

     2) For the purpose of the Pro Forma Statements of Income and Expenses for the six months ended June 30, 1996 and the year ended December 31, 1995, the adjustments to the income and expenses reflect the Registrant's interest in the operations of the Property and other property sold during the period.